OppFi Announces $0.12 Per Share Special Dividend, $20 Million Share Repurchase Program CHICAGO, April 9, 2024— OppFi Inc. (NYSE: OPFI) (“OppFi” or the “Company”), a tech-enabled, mission-driven specialty finance platform that broadens the reach of community banks to extend credit access to everyday Americans, today announced that its Board of Directors (the “Board”) has declared a $0.12 per share special dividend to be payable on May 1, 2024 to holders of record of the Company’s Class A common stock as of the close of business on April 19, 2024. In addition, the Board authorized a new $20 million share repurchase program. “We’re excited to distribute our first special dividend as a public company, demonstrating our commitment to rewarding stockholders and confidence in continuing to generate strong free cash flow,” said Todd Schwartz, Chief Executive Officer and Executive Chairman of OppFi. “We also believe the Company's stock price is disconnected from OppFi's intrinsic value and earnings potential. Therefore, as part of our capital allocation strategy, the Board has authorized a new share repurchase program that will enable us to further support our stock price and stockholders.” “Given the strength of OppFi's balance sheet, we believe we are able to return value to stockholders, with this special dividend and anticipated near-term share repurchase activity, and maintain optionality to create further stockholder value by pursuing corporate development objectives and investing in high-quality growth initiatives for our core business,” concluded Schwartz. In addition to the special dividend payable to Class A common stockholders, the Board approved a $0.12 per unit special distribution to holders of record of Class A common units of Opportunity Financial, LLC as of the close of business on April 19, 2024. Distributions with respect to earnout units of Opportunity Financial, LLC will not be payable to the holders thereof unless such units vest prior to expiration. Future declarations of dividends are subject to the determination and discretion of the Board. Repurchases under the program may be made from time to time, on the open market, in privately negotiated transactions, or by other methods, at the discretion of the management of the Company and in accordance with the limitations set forth in Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended, and other applicable legal requirements, including restrictions in the Company’s existing credit facilities. Repurchases may be made pursuant to any trading plan that may be adopted in accordance with SEC Rule 10b5-1, which would permit Class A common stock to be repurchased when the Company might otherwise be precluded from doing so under insider trading laws. The timing and amount of the repurchases will depend on market conditions and other requirements. The program does not obligate the Company to repurchase any dollar amount or number of shares, and the program may be extended, modified, suspended, or discontinued at any time. For each share of Class A common stock that the Company repurchases under the program, Opportunity Financial, LLC, the Company’s direct subsidiary, will redeem one Class A common unit of Opportunity Financial, LLC held by the Company, decreasing the percentage ownership of Opportunity Financial, LLC by the Company and relatively increasing the ownership by the other members. The repurchase program will expire in April 2027. About OppFi OppFi (NYSE: OPFI) is a tech-enabled, mission-driven specialty finance platform that broadens the reach of community banks to extend credit access to everyday Americans. Through transparency, responsible lending, financial inclusion, and an excellent customer experience, the Company supports consumers, who are turned away by mainstream options, to build better financial health. OppLoans by OppFi maintains a 4.5/5.0 star rating on Trustpilot with more than 4,200 reviews, making the Company one of the top consumer-rated financial platforms online. For more information, please visit oppfi.com.

Forward-Looking Statements This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. OppFi’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “possible,” “continue,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, without limitation, statements regarding the amount, timing and execution of OppFi’s Share Repurchase Program, the payment of dividends, expectations for OppFi’s growth and future financial performance, the future trading price of OppFi’s Class A common stock and future strategy and investments. These forward-looking statements are based on OppFi’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside OppFi’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of general economic conditions, including economic slowdowns, inflation, interest rate changes, recessions, and tightening of credit markets on OppFi’s business; the impact of challenging macroeconomic and marketplace conditions, including lingering effects of COVID-19 on OppFi’s business; the impact of stimulus or other government programs; whether OppFi will be successful in obtaining declaratory relief against the Commissioner of the Department of Financial Protection and Innovation for the State of California; whether OppFi will be subject to AB 539; whether OppFi’s bank partners will continue to lend in California and whether OppFi’s financing sources will continue to finance the purchase of participation rights in loans originated by OppFi’s bank partners in California; the impact that events involving financial institutions or the financial services industry generally, such as actual concerns or events involving liquidity, defaults, or non-performance, may have on OppFi’s business; risks related to the material weakness in OppFi’s internal controls over financial reporting; the ability of OppFi to grow and manage growth profitably and retain its key employees; risks related to new products; risks related to evaluating and potentially consummating acquisitions; concentration risk; risks related to OppFi’s ability to comply with various covenants in its corporate and warehouse credit facilities; costs related to the business combination; changes in applicable laws or regulations; the possibility that OppFi may be adversely affected by other economic, business, and/or competitive factors; risks related to management transitions; risks related to the restatement of OppFi’s financial statements and any accounting deficiencies or weaknesses related thereto; and other risks and uncertainties indicated from time to time in OppFi’s filings with the United States Securities and Exchange Commission, in particular, contained in the section or sections captioned “Risk Factors.” OppFi cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. OppFi does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward- looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Contacts Investor Relations: investors@oppfi.com Media Relations: media@oppfi.com